EXHIBIT 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in Valhi, Inc.'s (i) Registration Statement (Form S-8 Nos. 33-53633, 33-48146, 33-41507 and 33-21758)
and related Prospectus pertaining to the Valhi, Inc. 1987 Incentive Stock Option
- - Stock Appreciation Rights Plan, and (ii) Registration Statement (Form S-8 No. 33-41508) and related Prospectus pertaining to the Valhi, Inc. 1990 Non-Employee Director Stock Option Plan, of our reports dated February 28, 1995 on our audits of the consolidated financial statements and financial statement schedules of Valhi, Inc. and Subsidiaries included in this Annual Report on Form 10-K for the year ended December 31, 1994.




                                           COOPERS & LYBRAND L.L.P.


Dallas, Texas
March 15, 1995









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the incorporation by reference in Valhi, Inc.'s (i) Registration Statement (Form S-8 Nos. 33-53633, 33-48146, 33-41507 and 33-21758)
and related Prospectus pertaining to the Valhi, Inc. 1987 Incentive Stock Option
- - Stock Appreciation Rights Plan, and (ii) Registration Statement (Form S-8 No. 33-41508) and related Prospectus pertaining to the Valhi, Inc. 1990 Non-Employee Director Stock Option Plan, of our report dated January 27, 1995, relating to the consolidated financial statements (not presented separately herein) of The Amalgamated Sugar Company for each of the three years in the period ended December 31, 1994, which reports are included in this Annual Report on Form 10-K of Valhi, Inc. for the year ended December 31, 1994.




                                           KPMG PEAT MARWICK LLP


Salt Lake City, Utah
March 15, 1995






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference of our report related to Medite Corporation dated January 27, 1995, included in this Annual Report on Form 10-K of Valhi, Inc. for the year ended December 31, 1994, into Valhi, Inc.'s previously filed (i) Registration Statement (Form S-8 Nos. 33-53633, 33-48146, 33-41507 and 33-21758) and related
Prospectus pertaining to the Valhi, Inc. 1987 Incentive Stock Option - Stock Appreciation Rights Plan, and (ii) Registration Statement (Form S-8 No. 33-41508) and related Prospectus pertaining to the Valhi, Inc. 1990 Non-Employee Director Stock Option Plan.





                                           ARTHUR ANDERSEN & CO. LLP


Portland, Oregon,
March 15, 1995